UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2023

Permex Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-41558	98-1384682
(Commission File Number)	(IRS Employer Identification No.)

2911 Turtle Creek Blvd., Suite 925 Dallas, Texas 75219	75219
(Address of Principal Executive Offices)	(Zip Code)

(469) 804-1306

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

None

Item 3.02	Unregistered Sales of Equity Securities

On June 30, 2023, Permex Petroleum Corporation (the “Company”) completed an early warrant exercise program (the “Program”) whereby it amended the exercise price of 1,015,869 common share purchase warrants of the Company (the “Eligible Warrants”) to $2.86 per Eligible Warrant from May 18, 2023 to June 30, 2023 (the “Early Exercise Period”). Pursuant to the Program, an aggregate of 273,410 Eligible Warrants were exercised for aggregate gross proceeds of approximately $781,952. As a result, the Company issued an aggregate of 273,410 common shares in the capital of the Company (each, a “Share”) and 273,410 common share purchase warrants (each, an “Incentive Warrant”).

Each Incentive Warrant is exercisable for one Share for a period of five years from June 30, 2023, at a price of $4.50 per Share. In connection with the Program, the Company agreed to pay a finder’s fee of $62,556 and issue an aggregate of 21,872 non-transferable finder’s warrants (the “Finder’s Warrants”) on the same terms as the Incentive Warrants, to ThinkEquity, an arm’s length party, as financial advisor.

The issuance of the Shares, the Incentive Warrants and the Finder’s Warrants was exempt from the registration requirements under the United States Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption to the registration requirements under the Securities Act provided by Section 4(a)(2) and Rule 506(b) of Regulation D under the Securities Act. Each of the holders of the Eligible Warrants who exercised Eligible Warrants for Shares and Incentive Warrants in the Program provided written representations to the Company that they were exercising the Eligible Warrants for their own account, and that they were an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act by virtue of meeting one or more of the categories of an “accredited investor” set forth in Rule 501(a) of Regulation D under the Securities Act. All of the Shares issued to the holders who exercised their Eligible Warrants in the Program have been registered for resale by the holders of the Eligible Warrants on a Form S-1 Registration Statement (File No. 333-265883) declared effective by the United States Securities and Exchange Commission (the “SEC”) on August 12, 2022. The Company has agreed to file a registration statement with the SEC to register the Shares issuable upon the exercise of the Incentive Warrants issued in the Program within 30 days of the end of the Early Exercise Period.

The foregoing description of the Incentive Warrants does not purport to be a complete and is qualified in its entirety by reference to the full text of the form of Incentive Warrant attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 8.01	Other Events

On July 11, 2023, the Company issued a press release announcing the completion of the Program, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Incentive Warrant

99.1	Press Release dated July 11, 2023

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

July 11, 2023	By:	/s/ Mehran Ehsan
Mehran Ehsan
Chief Executive Officer